UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Amendment No. 2

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DYNARESOURCE, INC.

(Name of Registrant as Specified in its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DynaResource, Inc.

222 W. Las Colinas Blvd., Suite 744 East Tower

Irving, Texas 75039

June 25, 2012

Dear Stockholders:

It is our pleasure to invite you to attend the 2012 Annual Meeting of Stockholders of DynaResource, Inc. to be held on July 6, 2012, at 3:00 p.m., CST, at 222 W. Las Colinas Blvd, Suite 744, East Tower, Irving, Texas 75039.

The matters to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. A copy of our Annual Report is also enclosed.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold. Therefore, I urge you to vote as promptly as possible. You may vote your shares by returning the enclosed proxy card. Timely voting will ensure your representation at the Annual Meeting. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support of DynaResource, Inc. I look forward to seeing you.

Sincerely,

K.W. (“K.D.”) Diepholz

Chairman and Chief Executive Officer

DYNARESOURCE, INC.

222 W. Las Colinas Blvd., Suite 744 East Tower

Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 6, 2012

To the Stockholders of DynaResource, Inc.:

Notice is hereby given that the 2012 Annual Meeting of Stockholders of DynaResource, Inc., a Delaware corporation (the “Company”), will be held on July 6, 2012, at 3:00 p.m., CST, at 222 W. Las Colinas Blvd, Suite 744, East Tower, Irving, Texas 75039, for the following purposes, as more fully described in the proxy statement accompanying this notice:

(1)	To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our preferred stock from 10,000 to 20,001,000, of which 1,000 shares shall be designated as Series A Preferred Stock, and empowering the Board of Directors to establish by resolution, one or more additional series of preferred stock, with such voting powers and such rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions providing for the issue of such preferred stock.
(2)	To approve an amendment to our certificate of incorporation to authorize the Board of Directors to adopt, amend or repeal the Bylaws of the Company.
(3)	To elect the Company’s Board of Directors, consisting of two Class I directors and one Class II director, to a term of office expiring at the next Annual Meeting of Stockholders. The Company intends to present for election the following three nominees, all of whom are current directors of the Company: K.W. (“K.D.”) Diepholz (Class I director), Charles Smith (Class I director), and Melvin E. Tidwell (Class II director).
(4)	To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on May 11, 2012 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting regardless of the number of shares you may hold. You may vote your shares by returning the enclosed proxy card. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors
/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Irving, Texas June 25, 2012	Chairman and Chief Executive Officer

DYNARESOURCE, INC.

PROXY STATEMENT

FOR

2012 ANNUAL MEETING OF STOCKHOLDERS

_____________________________________________________________

DYNARESOURCE, INC.

PROXY STATEMENT

FOR

2012 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of DynaResource, Inc., a Delaware corporation, for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 6, 2012, at 3:00 p.m., CST, at 222 W. Las Colinas Blvd, Suite 744, East Tower, Irving, Texas 75039. The proxy solicitation materials are being sent on or about June 26, 2012 to all stockholders entitled to vote at the Annual Meeting. In this proxy statement, “DynaResource,” the “Company,” “we,” “us” and “our” refer to DynaResource, Inc.

_________________________

QUESTIONS AND ANSWERS ABOUT THE 2012 ANNUAL MEETING

AND THIS PROXY STATEMENT

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on the following two categories of proposals, which are summarized in the preceding notice and described in more detail beginning on page 6 of this proxy statement:

  To approve the following amendments (collectively, the “Charter Amendments”) to the Company’s Certificate of Incorporation:

    To increase the number of authorized shares of our preferred stock (Proposal One); and

    To authorize the Board to adopt, amend or repeal the Company’s Bylaws (Proposal Two); and

  To elect the Company’s Board of Directors (Proposal Three)

What are the Board’s voting recommendations?

Our Board of Directors recommends that you vote your shares:

FOR the proposals to approve the Charter Amendments (Proposals One and Two); and

FOR each of the director nominees to the Board (Proposal Three).

Where are the Company’s principal executive offices located, and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. The Company’s main telephone number is (972) 868-9066.

Who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is May 11, 2012. Only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting. As of the record date, 10,721,618 shares of our Common Stock, $.01 par value per share, were outstanding and entitled to vote and 1,000 shares of our Series A preferred stock, $1.00 par value per share, were outstanding and entitled to vote. Holders of the Company’s Series A preferred stock have the authority to elect a majority of the Board of Directors (the Class I directors).

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Our stock transfer books will remain open between the date of the Notice of Annual Meeting and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices.

How many votes do I have?

Each holder of Common Stock is entitled to one vote per share held. As a result, a total of 10,721,618 votes may be cast by the holders of Common Stock on each matter at the Annual Meeting. Additionally, holders of the Company’s Series A preferred stock have the authority to elect a majority of the Board of Directors (the Class I directors). Currently, Mr. K.W. (“K.D.”) Diepholz is the sole holder of the Company’s Series A preferred stock and, accordingly, Mr. Diepholz has the authority to elect a majority of the Board of Directors (the Class I directors).

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Signature Stock Transfer, Inc., you are considered the stockholder of record with respect to those shares.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If I am a stockholder of record of Common Stock, how do I vote?

If you are a stockholder of record, you may vote by mailing a completed proxy card. To vote by mailing a proxy card, please sign and return the enclosed proxy card in the enclosed prepaid and self-addressed envelope and your shares will be voted at the Annual Meeting in the manner you directed. You may also vote your shares in person at the Annual Meeting. If you are a stockholder of record, you may request a ballot at the Annual Meeting.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are the beneficial owner of shares are held in street name, you will receive instructions from the brokerage firm, bank, broker-dealer or other similar organization (the “record holder”) that must be followed for the record holder to vote your shares per your instructions. Please complete and return the voting instruction card in the self-addressed postage paid envelope provided.

If your shares are held in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What is a quorum?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the shares entitled to vote on the record date will constitute a quorum. Accordingly, shares of Common Stock representing 5,360,810 votes and shares of Series A preferred stock representing 501 votes must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

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What is a broker non-vote?

If you are a beneficial owner of shares held in street name and do not provide the record holder with specific voting instructions, under the rules of various national securities exchanges, the record holder may generally vote on routine matters but cannot vote on non-routine matters. If the record holder does not receive instructions from you on how to vote your shares on a non-routine matter, the record holder will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What vote is required for each item?

Approval of Proposal One requires the affirmative vote of at least a majority of the total outstanding shares of Common Stock. Abstentions will count as votes AGAINST Proposal One. Since a proposal concerning an increase in authorized shares of preferred stock is a non-routine matter on which brokers are not empowered to vote without instructions, there may be broker non-votes on Proposal One.

Approval of Proposal Two requires the affirmative vote of at least a majority of the total outstanding shares of Common Stock. The authorization of the Board to make changes to the Company’s Bylaws is a matter on which a broker is generally empowered to vote. Accordingly, no broker non-votes are expected to exist in connection with Proposal Two.

For Proposal Three, the Class I directors are elected by the vote of the holder of the issued and outstanding shares of Series A Preferred Stock. The Class II directors are elected by a plurality of the votes cast by the holders of the issued and outstanding shares of Common Stock. Accordingly, as to the Class II directors, the nominee receiving the highest number of votes cast will be elected as director. Abstentions will have no effect on the outcome of the election of candidates for Class II director. Due to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the election of directors is now considered a non-routine matter on which brokers are not empowered to vote without instructions. Accordingly, there may be broker non-votes on Proposal Three. Should any nominee become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person as may be designated by our Board of Directors or for such lesser number of nominees as may be prescribed by the Board of Directors. Votes cast for the election of any nominee who has become unavailable will be disregarded.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you do not specify how the shares represented thereby are to be voted, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you do not specify how the shares represented thereby are to be voted, your broker may generally exercise its discretionary authority to vote your shares on routine matters (Proposal Two), but your broker will not be permitted to vote your shares with respect to non-routine matters (Proposals One and Three).

What if I receive more than one set of proxy materials, proxy card or voting instruction form?

If you receive more than one set of proxy materials, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Who will count the votes and how will my vote be counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions.

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Can I change my vote after I have voted?

If you are a stockholder of record, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another proxy card with a later date with the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. If you are a stockholder of record and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted.

If you are a beneficial owner of shares held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four days following the Annual Meeting.

How and when may I submit a stockholder proposal for the 2013 Annual Meeting of Stockholders?

In the event that a stockholder desires to have a proposal considered for presentation at the 2013 Annual Meeting of Stockholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to our Corporate Secretary so that it is received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

To forward any stockholder proposals or notices of proposals or to receive a copy of our Bylaws, write to the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of the solicitation of proxies for the Annual Meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage firms, bank, broker-dealer or other similar organization holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

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INTRODUCTION TO PROPOSALS ONE AND TWO:

APPROVAL OF CHARTER AMENDMENTS

General

Our certificate of incorporation as currently in effect was prepared in 1997 and has been modified on four occasions since that time. Over the course of the 15 years since the certificate of incorporation was filed in Delaware, there have been a number of substantive changes made to the Delaware General Corporation Law, as well as changes in the practical application of the law.

The Charter Amendments are permitted under the Delaware General Corporation Law. Proposal One is being submitted for stockholder approval to increase the authorized shares of preferred stock, which may be used by the Company to, among other things, raise capital and enter into transactions that the Board believes provide the potential for growth and profit. Proposal Two is being submitted for stockholder approval in order to update the certificate of incorporation by providing authority for the Board to alter, amend or repeal the Company’s Bylaws.

Possible Anti-Takeover Effects

Our Board of Directors has observed that certain tactics, including proxy fights and hostile tender offers, have become relatively common in connection with unsolicited attempts to gain corporate control. The Board of Directors considers such tactics to be highly disruptive to a company and often contrary to the overall best interests of its stockholders. Proposal One is being submitted for stockholder approval to improve the flexibility of the Board of Directors in dealing with any unsolicited takeover offers. The proposed amendment to the certificate of incorporation is intended to encourage persons seeking to acquire control of the Company to initiate such efforts through negotiations with our Board of Directors. The proposed amendment would, however, make more difficult or discourage a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors will retain their positions.

Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the company are not necessarily detrimental to the company and its stockholders. However, the Board of Directors feels that the benefits of seeking to protect the ability of the Company to negotiate effectively through directors who have previously been elected by stockholders and who are familiar with the Company outweigh any disadvantage of discouraging such unsolicited proxies even though such attempt might be favored by some of the Company’s stockholders.

With respect to Proposal One, this proposed amendment to the certificate of incorporation is not the result of management’s knowledge of any specific effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise.

Effectiveness of the Charter Amendments

Under the Delaware General Corporation Law, the Charter Amendments require stockholder approval. Following stockholder approval, the Charter Amendments would take effect on the date we file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The complete text of the Amended and Restated Certificate of Incorporation, which incorporates the changes proposed by the Charter Amendments, is contained in Appendix A to this proxy statement. You are urged to read Appendix A in its entirety.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO increase the number of authorized shares of our preferred stock from

10,000 to 20,001,000, of which 1,000 shares shall be designated as Series A Preferred Stock

Our Board of Directors is requesting that stockholders approve an amendment to our certificate of incorporation to increase the number of authorized shares of our preferred stock from 10,000 to 20,001,000, of which 1,000 shares shall be designated as Series A Preferred Stock, and empowering the Board of Directors to establish by resolution, one or more additional series of preferred stock, with such voting powers and such rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions providing for the issue of such preferred stock.

Purpose of the Proposed Amendment

The certificate of incorporation authorizes the issuance of only Common Stock and 10,000 shares of Series A Preferred Stock, and does not authorize the issuance of any other series of preferred stock. Many public companies have authorized one or more series of preferred stock in their certificate of incorporation. Preferred stock is generally defined to mean any class of equity securities which has a preference over common stock in terms of dividends or claims on a company’s assets on liquidation. Among other advantages, preferred stock can provide companies like DynaResource with a less expensive source of funding for corporate ventures.

The proposed amendment would lower the number of authorized shares of Series A Preferred Stock from 10,000 to 1,000. Currently, 1,000 shares of Series A Preferred Stock are issued, so no further issuances would be authorized.

While the Company at the present time has no plan or intention for the issuance of any other series of preferred stock, the Board of Directors believes that it is advisable to create additional series of preferred stock to provide the flexibility to use our capital stock in the best interests of our stockholders. These preferred shares may be used for various purposes including, without limitation, raising additional capital through the sale of preferred shares, acquiring another company or business or assets in exchange for shares of preferred stock, establishing strategic relationships with corporate partners who are compensated with preferred shares, or pursuing other matters as the Company deems appropriate. The terms of a new series of preferred shares may provide for the conversion of such shares into Common Stock. As the terms of a new series of preferred shares will not be determined until such time as they are issued, if ever, the rate at which such series of preferred shares may convert into Common Stock is unknown.

Should the creation of additional series of preferred shares be approved by our stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of preferred shares, and the terms of any such preferred shares will have the rights and preferences determined by the Board of Directors.

Accordingly, our Board of Directors proposes a modification to Article IV of the Company’s certificate of incorporation, to read in its entirety as follows:

ARTICLE IV

1. Authorized Capital. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 45,001,000 shares, consisting of (i) twenty-five million (25,000,000) shares of Common Stock, par value $.01 per share (“Common Stock”), and (ii) 20,001,000 shares of Preferred Stock, par value $.0001 per share (“Preferred Stock”), of which one thousand (1,000) shares shall be designated as Series A Preferred Stock.

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2. Common Stock.

a. Dividends. Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be fixed in or pursuant to the provisions of this Article IV, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors on the Common Stock out of assets which are legally available therefore. Any such dividends shall be divided among the holders of the Common Stock on a pro rata basis.

b. Liquidation. In the event of any liquidation of the corporation, after payment or provision for payment of the debts and liabilities of the corporation and after distribution to the holders of Preferred Stock of the amounts fixed in or pursuant to the provisions of this Article IV, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders. Any such assets shall be divided among the holders of Common Stock on a pro rata basis.

c. Voting. Except as may otherwise be required by law and subject to the rights of the holders of Preferred Stock fixed in or pursuant to this Article IV, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on each matter submitted to a vote of the stockholders.

3. Preferred Stock.

a. General. Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have any designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed in this Article IV and in any resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter prescribed (a “Preferred Stock Designation”).

b. Authority of Board of Directors; Preferred Stock Designation. In addition to the series of Preferred Stock authorized pursuant to paragraph 4 of this Article IV, authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(1) whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(2) the number of shares to constitute the series and the designations thereof;

(3) the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(4) whether or not the shares of any series shall be redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

(5) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the periodic amount thereof, and the terms and provisions relative to the operation thereof;

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(6) the dividend rate, whether dividends are payable in cash, stock of the corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(7) the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

(8) whether or not the shares of any series, at the option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(9) any other special rights and protective provisions with respect to any series that the Board of Directors may deem advisable.

c. Separate Series; Increase or Decrease in Authorized Shares. The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects and in any other manner. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of Preferred Stock not designated for any other series. Unless otherwise provided in the Preferred Stock Designation, the Board of Directors may decrease the number of shares of Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

4. Series A Preferred Stock. There shall be authorized a series of Preferred Stock which shall have the designation and powers, preferences and rights, and qualifications, limitations and restrictions thereof, set forth in this Article IV. The designation of this series of Preferred Stock (“Series A Preferred Stock”) shall be “Series A Preferred Stock”, and the total number of authorized shares of such series shall be 1,000. Subject to the provisions of the Certificate of Incorporation, such number of shares may be increased or decreased from time to time by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares of such series then issued and outstanding, plus the number of shares of such series reserved for issuance upon the exercise of outstanding options, warrants or rights or the conversion or exchange of outstanding indebtedness or other securities issued by the corporation. Shares of Series A Preferred Stock shall have no dividend, voting or other rights except for the right to elect Class I Directors as set forth in Article V below.

Effect of Proposed Amendment

The holders of the Company’s Common Stock do not have any preemptive or similar rights to purchase any shares of preferred stock. Although the creation of a series of preferred stock will not, in and of itself, have any immediate effect on the rights of holders of the Common Stock, the issuance of shares of one or more series of preferred shares could, depending on the nature of the rights and preferences granted by the Board of Directors to the newly issued series of preferred shares, affect the holders of the Common Stock in a number of respects, including the following:

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  if the Board of Directors issues preferred shares with voting rights, such shares would dilute the voting power of holders of the Common Stock;

  the amount otherwise available for the payment of dividends on the Common Stock may be reduced, to the extent dividends are payable on shares of a new series of preferred shares;

  the amount otherwise available for payment upon liquidation of the Company to the holders of the Common Stock may be reduced, to the extent of any liquidation preference on a new series of preferred stock.

Similar to the anti-takeover effect of authorized but unissued shares of Common Stock, the availability of additional authorized preferred shares could enable the Board of Directors to make more difficult, discourage or prevent an attempt to obtain control of the Company by merger, tender offer, proxy contest or other means. For example, the Board of Directors could issue preferred shares defensively on favorable terms in response to a takeover attempt. Such issuance could deter the types of transactions which may be proposed or could discourage or limit the participation of Common Stock in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions are favored by the majority of the Company’s stockholders, and could enhance the ability of the Company’s officers and directors to retain their positions. Similarly, privately placing preferred shares could create voting impediments or frustrate persons seeking to effect a merger or to otherwise gain control of the Company.

Vote Required

Approval of Proposal One requires the affirmative vote of a majority of the total outstanding shares of Common Stock. Abstentions will count as votes AGAINST the proposal. Since a proposal concerning the authorization of preferred stock is a matter on which brokers are not empowered to vote without instructions, there may be broker non-votes on Proposal One.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the proposal to amend our certificate of incorporation to increase the number of authorized shares of our preferred stock from 10,000 to 20,001,000, of which 1,000 shares shall be designated as Series A Preferred Stock.

***

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PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

TO AUTHORIZE THE BOARD OF DIRECTORS

TO adopt, amend or repeal THE COMPANY’S BYLAWS

Our Board of Directors is requesting that stockholders approve an amendment to our certificate of incorporation to authorize the Board to adopt, amend or repeal the Bylaws of the Company.

Purpose and Effect of the Proposed Amendment

Section 109 of the Delaware General Corporation Law provides that a board of directors of a company may adopt, amend or repeal the company’s bylaws, provided such authority is conferred upon the board of directors in the company’s certificate of incorporation. The charters of many public companies expressly authorize their boards of directors to adopt, amend, alter or repeal the bylaws. This authority facilitates a board’s ability to efficiently implement and adapt corporate policies and procedures as changing circumstances may necessitate, without having to incur the expense and delay of soliciting proxies and votes from the stockholders and holding a meeting of stockholders.

The proposed amendment will amend the certificate of incorporation to include new language in Article XI, to read in pertinent part as follows:

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the corporation; provided, however, that the grant of such authority shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal the Bylaws.

The proposed amendment, if approved by stockholders, will not divest or limit the power of stockholders to adopt, amend or repeal our Bylaws. It should be noted that, if Proposal Two is approved, the Board of Directors will be authorized to approve future amendments of the Company’s Bylaws without the approval of stockholders.

Vote Required

Approval of Proposal Two requires the affirmative vote of at least a majority of the total outstanding shares of Common Stock. The authorization of the Board to make changes to the Company’s Bylaws is a matter on which a broker is generally empowered to vote. Accordingly, no broker non-votes are expected to exist in connection with Proposal Two.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the proposal to amend the Certificate of Incorporation to provide the Board with the authority to adopt, amend or repeal the Bylaws of the Company.

***

10

PROPOSAL THREE:

ELECTION OF DIRECTORS

General

Directors are elected at annual meetings of stockholders. As provided in the certificate of incorporation, the holders of the Company’s Series A preferred stock have the authority to elect a majority of the Board of Directors (the Class I directors). Currently, Mr. K.W. (“K.D.”) Diepholz is the sole holder of the Company’s Series A preferred stock and, accordingly, Mr. Diepholz has the authority to elect a majority of the Board of Directors. The Class II directors are elected by a plurality of the votes cast by the holders of the issued and outstanding shares of Common Stock. Accordingly, as to the Class II directors, the nominee receiving the highest number of votes cast will be elected as director.

Nominees to Serve as Class I Directors (Term to Expire at the 2013 Annual Meeting)

The current members of the Board of Directors, who are nominees for election to the Board as Class I directors, are as follows:

Name	Age	Position	Director Since
K.W. (“K.D.”) Diepholz	55	Chairman of the Board, President, Chief Executive Officer and Treasurer	1995
Charles Smith	54	Director, Chief Financial Officer and Secretary	2005

The principal occupations and business experience, for at least the past five years, of each nominee for election to the Board as Class I directors are as follows:

K.W. Diepholz

Mr. Diepholz graduated from Lake Land College, with a Communications and Business emphasis. He served as Regional Director for Fidelity Union Insurance and Investment, in Dallas, Texas (1980 -1983), and subsequently as President of KWD Properties Corporation, Mattoon, Illinois (1983 - 1989). KWD Properties Corporation was a privately-held oil and gas exploration and development company. Mr. Diepholz has served as President of Dynacap Group Ltd., a consulting and management firm in Dallas, Texas (1992 - Present). Mr. Diepholz has served in a variety of capacities with DynaResource, Inc. from 1994 to the present, and currently serves as Chairman of the Board, President, CEO and Treasurer. Mr. Diepholz has special skills in the areas of Business Development, Project Planning, Corporate Financing, Acquisition Analysis, Investment Program Interpretation and Structuring.   Mr. Diepholz has been instrumental in the negotiations of the following: the acquisition of 24.9% Net Profits Interest in the San José de Gracia in 1995; the acquisition of an additional 25% interest in San José de Gracia in 1998; the acquisition and consolidation of 100% of the rights to the San José de Gracia from prior owners, culminating in March 2000; the acquisition and consolidation of several outstanding Concessions at the San José de Gracia from previous Mexican owners during 2000-2003; the Direction and Management of the production operation at San José de Gracia; and the negotiation of the Stock Purchase / Earn In Agreement with Goldgroup Mining, Inc. in 2006. In addition to his roles with the Company, Mr. Diepholz serves as Chairman and CEO of DynaResource Nevada, Inc., an affiliated company, and as President of DynaNevada de Mexico, a wholly owned subsidiary of DynaResource Nevada Inc. Mr. Diepholz is also the current President of the following subsidiaries of the Company in Mexico: DynaResource de Mexico, Mineras de DynaResource, and DynaResource Operaciones.

11

Charles E. Smith

Mr. Smith graduated from Boston University, Boston, Massachusetts in 1979 and since that time has been a Certified Public Accountant involved in all phases of business, including audit and tax matters. He is a consultant to various companies.  Some of Mr. Smith’s business affiliations the past five years include the following:  Chief Financial Officer of DynaResource, Inc., May 2005 to the present; Chairman of Dynacap Group, Ltd., a consulting and management firm, 1992 to the present; and sole officer and Director, MC Cambridge, Inc., a financial consulting firm, 1997 to present.

Nominees to Serve as Class II Directors (Term to Expire at the 2013 Annual Meeting)

The current member of the Board of Directors, who is a nominee for election to the Board as Class II director, is as follows:

Name	Age	Position	Director Since
Melvin E. Tidwell	65	Director	1994

The principal occupations and business experience, for at least the past five years, of the nominee for election to the Board as Class II director are as follows:

Melvin E. Tidwell, P.E.

Professional Engineer, registered in California in 1977; Control Systems Engineer; Instrument Engineer on over 80 Projects Worldwide; Instrument Startup Engineer on over 50 Projects Worldwide; Affiliated / Associated with the following companies over the past 25 years: Weyerhaeuser Company, Howe-Baker Engineers, LaGloria Oil & Gas Co., IWATANI Electronics (Japan), EQM (Mexico), Kyodo Oxygen Co., Ltd. (Japan), Chin Yang Fine Chemical Co. (South Korea), Hankuk Glass Mfg. Co. (South Korea), Hunt Oil Co., Liquid Carbonics Co., Celanese Mexicana (Mexico), Grain Power Tucumcari Ltd., Jetco Chemical Inc., Claiborne Gasoline Co., Conoco, Chevron, Metano Gas (now Exxon), Union Oil, Texaco Angola, Petrofac, Alfurat (Syrian Oil Co.), Arco, Chevron / Placer Cego, Tidwell & Associates. Mr. Tidwell has  Engineering / Management Experience in the following Project Areas:  Startup & Engineering - $160 Million Linerboard Paper Mill; Chief Instrument Engineer - chemical division;  DEA Gas Treating & Sulfur Recovery Plant;   Startup Hydrogen Plants;  H2 / CO Cosorb Plant;  Startup H2 / CO synthesis Gas Plant & Cold Box; Startup Ethanol Plant;  Specialties Chemicals Expansion - Foxboro 200 instruments;  Startup & Calibration 75,000 BPD Crude Distillation Facility;  Instrument Engineer - 1st Oxygen Enrichment Cope Unit;  Instrument Engineer, Startup & checkout - 30 TPD Selectox SRU;  Instrument Engineer - Offshore Oil & Gas Production Facility;  Lead Instrument Engineer - 60,000 BPD Oil Production Facility;  Instrument Checkout, Calibration, and Inspection prior to startup - Selectox Sulfur Units (Honeywell TDC 3000 DCS) (Foxboro 760 Electronics Controllers);  Startup Amine Plant and Sulfur Plant, and System Engineering (Foxboro and Westinghouse PLC); Instrument Engineer, Field Startup and Checkout - CCR, HDS, MTBE, Hydrogen and Cryogenic Plants. Founder, President - Tidwell & Associates, a private engineering consulting Firm (1993 to Present); Director – DynaResource, Inc. from 1994 to the present.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the foregoing nominees to the Board of Directors.

K.W. (“K.D.”) Diepholz Class I director

Charles Smith Class I director

Melvin E. Tidwell Class II director

***

12

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that of its current directors and nominees for election at the Annual Meeting, only Melvin E. Tidwell is an independent director under the current standards for “independence” established by NASDAQ.

Board Committees

We do not presently have a separately constituted audit committee, nominating committee, compensation committee, or committees performing similar functions.

At present, our entire Board of Directors acts as our audit committee. One member of our Board, Mr. Charles Smith, meets the definition of “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated by the Securities and Exchange Commission.

At present, our entire Board of Directors acts as our nominating committee. If the size of the Board is to be increased beyond the three current Board members, the Company will charter a nominating committee to participate in the consideration of director nominees.

At present, our entire Board of Directors acts as our compensation committee and accordingly, each director participates in the consideration of executive officer and director compensation.

Board Meetings in Fiscal Year 2011

During fiscal year 2011 and through the date of this Proxy Statement, our Board of Directors consisted of the following members:

K.W. (“K.D.”) Diepholz

Charles Smith

Melvin E. Tidwell

During fiscal year 2011, there was one formal regular meeting and three formal special meetings of the Board of Directors, as well as numerous informal informational sessions. Each member of the Board of Directors during fiscal year 2011 attended or participated in 100 percent of the total number of regular and special meetings of the Board of Directors held during the fiscal year.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, directors are encouraged to attend such meetings. All members of the Board of Directors attended the prior year’s annual meeting.

Communications with Directors

We have not in the past adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, the directors have endeavored to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Communications to the Board of Directors may be submitted in writing to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039. The Board of Directors relies upon the Corporate Secretary to forward written questions or comments to named directors or committees thereof, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual within the Company, including the President, as appropriate.

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Code of Ethics

We do not currently have a Code of Ethics applicable to our principal executive, financial, and accounting officers.

14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of the Company and each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of common stock of the Company as of May 11, 2012.  The following table sets forth the information based on 10,721,618 common shares issued and outstanding as of May 11, 2012.

Class of Stock	Beneficial Owner	Address	Number of Shares	Percent of Class

Common Stock	K.W. (“K.D.”) Diepholz Chairman, President, Chief Executive Officer and Treasurer	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	1,447,915	13.50%

Common Stock	Charles Smith Director, Chief Financial Officer and Secretary	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	164,150	1.53%

Common Stock	Children of Charles Smith, through Smith First Family LP, Andrew Smith, GP	4247 Clairmont Birmingham, AL 35222	331,250	3.09%

Common Stock	Melvin E. Tidwell Director	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	75,845	0.71%

Common Stock	Bradford J. Saulter VP., Investor Relations	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	112,531	1.05%

	All Officers, Directors And Beneficial owners as a Group (5 Persons)		2,131,691	19.88%

The following table sets forth the amount and nature of beneficial ownership of each of the executive officers and directors of the Company and each person known to be a beneficial owner of more than five percent of the issued and outstanding shares of Series A Preferred Stock of the Company as of May 11, 2012.  The following table sets forth the information based on 1,000 shares of Series A Preferred Stock issued and outstanding as of May 11, 2012.

Class of Stock	Beneficial Owner	Address	Number of Shares	Percent of Class

Series A Preferred Stock	K.W. (“K.D.”) Diepholz Chairman, President, Chief Executive Officer and Treasurer	222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039	1,000	100%

15

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Company and persons who own more than ten percent of the common stock of the Company to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in ownership of the common stock of the Company. Such directors, officers and ten percent stockholders are required to furnish to the Company copies of all Section 16(a) reports that they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2011, its directors, executive officers and ten percent stockholders complied with all applicable Section 16(a) filing requirements, except for the following filings:

Name of Filer	Form	Date filing was delinquent	Date delinquency cured
K.W. Diepholz	Form 4	October 14, 2011	December 15, 2011
Charles Smith	Form 4	May 14, 2011	December 15, 2011
Melvin Tidwell	Form 4	April 1, 2011	December 15, 2011

EXECUTIVE OFFICERS

The Company’s executive officers are as follows:

Name	Age	Position	Served in Position

K.W. (“K.D.”) Diepholz	54	President, Chief Executive Officer and Treasurer	1995

Charles Smith	54	Chief Financial Officer and Secretary	2005

Bradford J. Saulter	51	V.P., Investor Relations	1995

The principal occupations and business experience, for at least the past five years, of Messrs. Diepholz and Smith are set forth in the discussion of Proposal Three, election of directors.

Bradford J. Saulter - Attended University of Texas, Austin, Texas; Marketing Department of Metagram, Inc., a Dallas National Marketing Company; Regional Manager for Lugar, Lynch, & Associates, A Dallas Financial Services Company, Involved in Sales & Marketing of Various Investment Products; Independent Marketing Consultant; Series 22 & 63 Securities License; Vice President / Marketing - Dynacap Group Ltd. (1992 - Present); Director: Farm Partners, Inc. (1992 - Present), Vice President – Investor Relations - DynaResource, Inc., Dallas, Texas (1995 to present).

16

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides disclosure about the policies and objectives underlying the compensation programs for our executive officers. Accordingly, we will address and analyze each element of the compensation provided to our Chief Executive Officer, our Chief Financial Officer and the other executive officers named in the Summary Compensation Table which follows this discussion; these individuals are referred to as the named executive officers.

Compensation Policy for Executive Officers. We have designed the various elements comprising the compensation packages of our executive officers to achieve the following objectives:

  reflect individual accomplishments and contributions to the Company as well as overall Company performance;

  align each executive officer’s interests with those of the Company’s stockholders; and

  attract and retain qualified executives who will help the Company meets its goals.

Each executive officer’s compensation package has historically consisted of three elements: (i) a base salary, (ii) a cash bonus based upon the individual officer’s personal performance, and (iii) participation in long-term, stock-based incentive awards, in the form of restricted stock, designed to align and strengthen the mutuality of interests between our executive officers and our stockholders.

When establishing the compensation levels for the executive officers, we take into account the Company’s overall performance and its evaluation of each executive officer’s individual performance level and his potential contribution to the Company’s future growth. Over the years, the Company has endeavored to follow a pay-for-performance philosophy when Company performance measures have been achieved.

Elements of Compensation.    Each of the major elements comprising the compensation package for executive officers (salary, bonus and equity) is (i) designed to reflect individual accomplishments and contributions to the Company as well as overall Company performance, (ii) align the executive’s interests with those of our stockholders and (iii) attract and retain qualified executives who will help the Company meet its goals. The manner in which each element of compensation has been structured may be explained as follows.

Salary.    The base salary level of each executive officer is reviewed once each year. The Company targets base salaries to be in the range of 80 percent to 90 percent of market. However, the Company may also consider the performance of the executive, contributions by the executive towards the Company’s mission/goals and tenure at the Company. The Company believes that this component of compensation should provide a level of security and stability from year to year and not be dependent to any material extent on the Company’s financial performance.

Incentive Compensation.    The bonus structure is generally designed to bring the total cash compensation for our executives up to market in a typical year and to exceed market when justified by company performance.

Long-Term Incentives.    We currently have no long-term incentives for our executive officers.

17

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, its Chief Financial Officer and its three other most highly compensated executive officers. These officers are referred to as the “named executive officers”. The Company has not entered into any employment-related agreements with any of the named executive officers.

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred compensation	All other compensation *

K.W. (“K.D.”) Diepholz President, Chief Executive Officer and Treasurer	2011 2010	$225,000 $225,000	-- --	-- --	-- --	-- --	-- --	$ 25,455 $ 53,600

Charles Smith Chief Financial Officer and Secretary	2011 2010	-- $30,000	-- --	$85,500 $46,875	-- --	-- --	-- --	$ -- $ --

Bradford J. Saulter V.P., Investor Relations	2011 2010	$72,000 $72,000	-- --	-- $43,751	-- --	-- --	-- --	$28,545 $ 9,103

Employment Agreements

The Company does not have any formal employment agreements with any of its named executive officers. Rather, the terms of their respective employment with the Company were established pursuant to mutual agreement of the Board of Directors and each individual executive.

Grants of Equity-Based Awards in Fiscal Year 2011

The Company did not grant any awards to named executive officers in 2011 under any incentive plan; however, the Company did issue shares of restricted stock to Charles Smith in 2011.

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Outstanding Equity Awards at Fiscal Year End

The following table provides certain summary information concerning outstanding equity awards held by the named executive officers as of December 31, 2011:

Stock Awards
	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
K.W. (“K.D.”) Diepholz	--	--	--	--
Charles Smith	--	--	--	--
Bradford J. Saulter	--	--	--	--

Option Exercises and Stock Vested

No named executive officer held shares of stock that vested during 2011.

Potential Payments upon Termination or Change in Control

The Company does not have any contract, agreement, plan or arrangement with its named executive officers that provides for payments to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company, or a change in the named executive officer’s responsibilities following a change in control.

Retirement Plans

The Company does not have any plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement.

Equity Compensation Plans

The Company does not have any plan that provides for equity compensation.

Compensation of Directors

In the past, the Company has not instituted a policy of compensating non-management directors. However, the Company plans to use stock-based compensation to attract and retain qualified candidates to serve on its Board of Directors. In setting director compensation, the Company will consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill-level required by the Company of its Board members. Directors are not subject to a minimum share ownership requirement.

The Company currently has no compensation plans for non-management directors.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board of Directors is responsible for review, approval, or ratification of “related-person transactions” involving the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or five percent stockholder of the Company since the beginning of the previous fiscal year, and their immediate family members. We have adopted written policies that apply to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. If the Board determines a related person has a material interest in a transaction, the Board may approve, ratify, rescind, or take other action with respect to the transaction in its discretion.

During the years ended December 31, 2011 and 2010, the Company paid compensation to Dynacap Group, Ltd., a private consulting firm, in the following amounts:

In 2011: $107,500 for consulting and other fees.

In 2010: $57,203 for consulting and other fees.

Mr. K.W. Diepholz, Chairman and CEO of the Company and Mr. Charles Smith, Chief Financial Officer, are the Managers of Dynacap Group, Ltd.

The Company is not aware of any other relationships or transactions, since the beginning of the previous fiscal year, in which the Company and one or more of its directors, officers, nominees for director, five percent stockholders and/or their immediately family members have a direct or indirect material interest.

LEGAL PROCEEDINGS

We are not aware of any legal proceedings in which any director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, nominee, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (i) notify your broker, (ii) direct your written request to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, or (3) contact DynaResource directly at (972) 868-9066. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request at the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of these materials was delivered.

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OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that the proxies in the enclosed form will be voted in accordance with the judgment of the person voting the proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. THEREFORE, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE YOUR SHARES BY RETURNING THE ENCLOSED PROXY CARD. TIMELY VOTING WILL ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING, YOU WILL BE ABLE TO VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

By Order of the Board of Directors

Charles Smith, Corporate Secretary

Irving, Texas

June 25, 2012

21

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DYNARESOURCE, INC.

DynaResource, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: The name of the corporation is DynaResource, Inc. (the “Corporation”). The original Certificate of Incorporation of the Corporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on December 8, 1997 and further amended on February 13, 1998, October 3, 2007, and February 15, 2012.

SECOND: This Amended and Restated Certificate of Incorporation restates and integrates and also amends the Original Certificate, as amended to date, in accordance with Section 245 of the General Corporation Law of the State of Delaware (the “General Corporation Law”). The Corporation certifies that the amendments effected by this Amended and Restated Certificate of Incorporation have been adopted in accordance with Section 242 of the General Corporation Law.

THIRD: The text of the Original Certificate, as restated and integrated and also amended hereby, shall read in its entirety as follows:

ARTICLE I

The name of the corporation is DynaResource, Inc.

ARTICLE II

The address of the corporation’s registered office is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808, and the name of the corporation’s registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose or purposes for which the corporation is organized shall be and include the transaction of any or all lawful business for which corporations may be incorporated under the General Corporation Law of the State of Delaware.

ARTICLE IV

1. Authorized Capital. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 45,001,000 shares, consisting of (i) twenty-five million (25,000,000) shares of Common Stock, par value $.01 per share (“Common Stock”), and (ii) 20,001,000 shares of Preferred Stock, par value $.0001 per share (“Preferred Stock”), of which one thousand (1,000) shares shall be designated as Series A Preferred Stock.

2. Common Stock.

a. Dividends. Subject to the rights, if any, of the holders of Preferred Stock with respect to the payment of dividends and the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts for the benefit of such holders and subject to any other conditions that may be fixed in or pursuant to the provisions of this Article IV, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors on the Common Stock out of assets which are legally available therefore. Any such dividends shall be divided among the holders of the Common Stock on a pro rata basis.

A-1

b. Liquidation. In the event of any liquidation of the corporation, after payment or provision for payment of the debts and liabilities of the corporation and after distribution to the holders of Preferred Stock of the amounts fixed in or pursuant to the provisions of this Article IV, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation, tangible and intangible, of whatever kind available for distribution to stockholders. Any such assets shall be divided among the holders of Common Stock on a pro rata basis.

c. Voting. Except as may otherwise be required by law and subject to the rights of the holders of Preferred Stock fixed in or pursuant to this Article IV, each holder of Common Stock shall have one vote for each share of Common Stock held by such holder on each matter submitted to a vote of the stockholders.

3. Preferred Stock.

a. General. Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have any designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof, as are stated and expressed in this Article IV and in any resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter prescribed (a “Preferred Stock Designation”).

b. Authority of Board of Directors; Preferred Stock Designation. In addition to the series of Preferred Stock authorized pursuant to paragraph 4 of this Article IV, authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more series, and with respect to each series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(1) whether or not the series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(2) the number of shares to constitute the series and the designations thereof;

(3) the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any series;

(4) whether or not the shares of any series shall be redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property), and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

(5) whether or not the shares of a series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the periodic amount thereof, and the terms and provisions relative to the operation thereof;

(6) the dividend rate, whether dividends are payable in cash, stock of the corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

A-2

(7) the preferences, if any, and the amounts thereof which the holders of any series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

(8) whether or not the shares of any series, at the option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(9) any other special rights and protective provisions with respect to any series that the Board of Directors may deem advisable.

c. Separate Series; Increase or Decrease in Authorized Shares. The shares of each series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects and in any other manner. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing series by a resolution adding to such series authorized and unissued shares of Preferred Stock not designated for any other series. Unless otherwise provided in the Preferred Stock Designation, the Board of Directors may decrease the number of shares of Preferred Stock designated for any existing series by a resolution subtracting from such series authorized and unissued shares of Preferred Stock designated for such existing series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

4. Series A Preferred Stock. There shall be authorized a series of Preferred Stock which shall have the designation and powers, preferences and rights, and qualifications, limitations and restrictions thereof, set forth in this Article IV. The designation of this series of Preferred Stock (“Series A Preferred Stock”) shall be “Series A Preferred Stock”, and the total number of authorized shares of such series shall be 1,000. Subject to the provisions of the Certificate of Incorporation, such number of shares may be increased or decreased from time to time by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares of such series then issued and outstanding, plus the number of shares of such series reserved for issuance upon the exercise of outstanding options, warrants or rights or the conversion or exchange of outstanding indebtedness or other securities issued by the corporation. Shares of Series A Preferred Stock shall have no dividend, voting or other rights except for the right to elect Class I Directors as set forth in Article V below.

ARTICLE V

The Board of Directors shall be divided into two classes of directors, Class I Directors and Class II Directors, all of whom shall be eligible for election at each annual meeting of the stockholders. The Board of Directors shall have the right to fix the number of directors from time to time; provided that the number of Class I Directors shall always be equal to the number of Class II Directors plus one. The Class I Directors shall be elected by the vote of the holders of the issued and outstanding shares of Series A Preferred Stock voting together as a single class and the Class II Directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class. To the extent that no shares of Series A Preferred Stock are issued and outstanding, then all directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class.

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ARTICLE VI

The period of the corporation’s duration is perpetual.

ARTICLE VII

The right to accumulate votes in the election of directors, and/or cumulative voting by any stockholder of the corporation, is hereby expressly denied.

ARTICLE VIII

The right to preemptive rights to acquire additional, unissued, or treasury shares of the corporation, or securities of the corporation convertible into or carrying a right to subscribe to or acquire additional shares of the corporation, is hereby expressly denied.

ARTICLE IX

All of the corporation’s directors and officers and former directors and officers and all persons who may have served at the corporation’s request as a director or officer of another corporation in which the corporation is a creditor or substantial stockholder, shall be indemnified against expenses actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding, in which they, or any of them, are made parties, or a party by reason of being or having been directors or officers or a director or officer of the corporation, or of such other corporation, except in relation to matters as to which any such director or officer or former director or officer shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct. The foregoing right to indemnity shall include reimbursement of the amounts and expenses paid or incurred in settlement thereof or a plea of nolo contendere (or other plea of substantially the same import and effect) which, in the opinion of counsel for the corporation, appears to be in the interest of the corporation. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled by law or under any bylaws, agreement, vote of stockholders or otherwise.

ARTICLE X

No contract or other transaction between the corporation and any person, firm, association or corporation and no act of the corporation shall, in the absence of fraud, be invalidated, or in any way affected by the fact that any of the directors of the corporation are pecuniarily or otherwise interested, directly or indirectly, in such contract, transaction or act, or are related to or interested in such person, firm, association or corporation as a director, stockholder, officer, employee, member or otherwise. Any director so interested or related who is present at any meeting of the Board of Directors or committee of directors at which action on any such contract, transaction or act is taken may be counted in determining the presence of a quorum at such meeting and may vote at such meeting with respect to such contract, transaction or act with like force and effect as if he were not so interested or related. No director so interested or related shall, because of such interest or relationship, be disqualified from holding his office or be liable to the corporation or to any stockholder or creditor thereof for any loss incurred by the corporation under or by reason of such contract, transaction or act, or be accountable for any gains or profits he may have realized therein.

ARTICLE XI

The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the corporation; provided, however, that the grant of such authority shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal the Bylaws. In addition to the authority and powers hereinabove or by statute conferred upon the directors, the directors are hereby authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject to the provisions of the General Corporation Law, this Certificate of Incorporation and any Bylaws adopted by the stockholders of the corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the corporation shall invalidate any prior act of the directors that would have been valid if such Bylaws had not been adopted.

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IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Certificate of Incorporation as of ______________, 2012.

DYNARESOURCE, INC.

By: ________________________
Name: K.W. (“K.D.”) Diepholz
Title: President

Attest:

__________________________

Charles Smith

Secretary

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DYNARESOURCE, INC.

PROXY OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 6, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and appoints K.W. (“K.D.”) Diepholz and Charles Smith, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of DynaResource, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of DynaResource, Inc. to be held on July 6, 2012, at 3:00 p.m., CST, at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR” PROPOSALS ONE AND TWO AND “FOR” THE ELECTION OF DIRECTORS.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

Proposal One: To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our preferred stock from 10,000 to 20,001,000, of which 1,000 shares shall be designated as Series A Preferred Stock, and empowering the Board of Directors to establish by resolution, one or more additional series of preferred stock, with such voting powers and such rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions providing for the issue of such preferred stock.

FOR	AGAINST	ABSTAIN

Proposal Two: To approve an amendment to our certificate of incorporation to authorize the Board of Directors to adopt, amend or repeal the Bylaws of the Company.

FOR	AGAINST	ABSTAIN

Proposal Three: To elect the Company’s Board of Directors, consisting of two Class I directors and one Class II director, to a term of office expiring at the next Annual Meeting of Stockholders. Nominees: K.W. (“K.D.”) Diepholz (Class I director), Charles Smith (Class I director), and Melvin E. Tidwell (Class II director).

⁯ FOR all Class I nominees (Holders of Series A Preferred Stock to elect)

⁯ FOR the Class II nominee (Holders of Common Stock to elect)

⁯ WITHHOLD AUTHORITY to vote for the Class II nominee

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE EIGHT NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS AND FOR PROPOSALS TWO THROUGH SIXTEEN. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Number of Shares Represented

Signature of Stockholder	Signature of Stockholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.